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EXHIBIT - 10.29                                           Obligor No. 0184735387

                               AMENDMENT AGREEMENT

                   Amendment No. 10 to Business Loan Agreement
 Amendment No. 2 to Ninth Amended and Restated Promissory Note (Line of Credit)
                            Obligation No. 5209392501

     THIS AGREEMENT is made as of November 5, 2006, by and between LASALLE BANK MIDWEST NATIONAL ASSOCIATION, a national banking association, formerly known as Standard Federal Bank N.A. (the "Bank"), AGREE LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), and AGREE REALTY CORPORATION, a Maryland corporation ("Guarantor").

     RECITALS:

     A. Borrower and the Bank entered into an Amended and Restated Business Loan Agreement, dated September 30, 1996, as amended by a First Amendment dated October 1, 1997, a Second Amendment dated October 19, 1998, a Third Amendment dated December 19, 1999, a Fourth Amendment dated February 11, 2001, a Fifth Amendment dated April 30, 2002, an Amendment Agreement/Amendment No. 6 to Business Loan Agreement, dated April 30, 2003, an Amendment/Amendment No. 7 [sic] to Business Loan Agreement, dated June 30, 2005 (the "Loan Agreement"), pursuant to which the Bank has extended to the Borrower a Line of Credit, as evidenced by a Ninth Amended and Restated Promissory Note (Line of Credit), dated as of June 30, 2005, in the principal amount of $5,000,000.00 (the "Note"), secured by various Second Mortgages, Assignments of Leases and Rents, Security Agreements and Fixture Financing Statements, and Deed of Trusts dated May and June, 1996 (the "Mortgages"), and various Second Assignments of Leases and Rents, dated May and June, 1996 (the "Assignments") and supported by an Amended and Restated Guaranty, executed by the Guarantor, dated September 30, 1996 (the "Guaranty"). The foregoing documents and any other documents and instruments executed in conjunction therewith are herein referred to collectively as the "Loan Documents".

     B. The Borrower has requested a modification to certain of the terms and provisions of the Loan Documents and the Bank and Guarantor are agreeable thereto, on the terms and conditions herein provided.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and of other good and valuable consideration the receipt and sufficiency whereof are hereby acknowledged, Borrower, Guarantor and the Bank hereby agree as follows:

     1. The Borrower hereby warrants and represents:

          a. The Borrower is a Delaware limited partnership duly organized and validly existing under the laws of the State of Michigan. All of the general partners of the Borrower have approved of the Borrower executing and delivering this Amendment

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     Agreement and the Borrower has duly authorized and validly executed and delivered this Amendment Agreement.

          b. This Amendment Agreement, the Loan Agreement and the Note (as hereby amended) are valid and enforceable according to their terms and do not conflict with or violate Borrower's organizational documents or any agreement or covenants to which Borrower is a party. There are no defenses to or offsets against Borrower's obligations under the Loan Agreement, the Note or the other Loan Documents.

          c. The Guaranty is valid and enforceable in accordance with its terms and the Guarantor presently has no valid and existing defense to liability thereunder.

     2. The MATURITY DATE set forth in Section 1 of the Loan Agreement is changed to read "November 5, 2009".

     3. The Due Date and Maturity Date provided in the Note is hereby amended and extended from November 5, 2006 to November 5, 2009.

     4. The Due Date may be extended by Borrower by two (2) successive one (1) year periods (i.e., to November 5, 2010 and to November 5, 2011), subject to the following conditions:

          (i) No Event of Default has occurred and is continuing;

          (ii) Borrower has given written notice to Bank of its election to extend the Due Date at least one (1) month prior to the Due Date; and

          (iii) Concurrently with the written notice under (ii), above, Borrower has paid to Bank an extension fee for each one year extension of $6,250.

     5. The interest rate for the Loan Shall be, at Borrower's Option, the Bank's Prime Rate minus .75%, or the LIBOR Interest Rate plus 1.50%.

     6. The definition "LIBOR INTEREST RATE" in Section XI(H) of the Addendum to the Agreement is amended to read as follows:

     "LIBOR INTEREST RATE" shall mean, with respect to any Interest Period, the quotient of: (i) the Base LIBOR Rate applicable to that Interest Period, divided by (ii) one (1) minus the Reserve Requirement (expressed as a decimal) applicable to the Interest Period. "Base LIBOR Rate" shall mean, with respect to an Interest Period, LIBOR as of 11:00 a.m. two (2) London Business Days prior to the first day of such Interest Period. "LIBOR" shall mean, with respect to an Interest Period, the British Bankers' Association ("BBA") interest settlement rate based on an average of rates quoted by BBA designated banks as being, in BBA's view, the offered rate at which deposits in U.S. Dollars are being quoted to prime banks in the London interbank market at 11:00 a.m. (London time) two
(2) London Business Days prior to the first day of such Interest Period, such deposits being for a period of time equal or comparable to such Interest Period and in an amount equal or comparable to the outstanding LIBOR Portion, as such rates are


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determined by Agent and displayed on the page designated "LIBO" on the Reuter
Monitor System or such other display on the Reuter Monitor System as shall display LIBOR.

     7. The definition of "Interest Period" in Section XI(D) of the Addendum to the Agreement is amended to read as follows:

     "INTEREST PERIOD" shall mean at the option of Borrower, be either a one month, two-month, three-month, six-month or twelve-month period, provided that:

          (i) the initial Interest Period for any LIBOR advance shall commence on the date of the making of such advance and each Interest Period occurring thereafter shall commence on the date on which the next preceding Interest Period expires;

          (ii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day;

          (iii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iv) no Interest Period in respect of any LIBOR advance outstanding prior to the Due Date shall extend beyond the Due Date, and no LIBOR advance shall extend beyond the Maturity Date.

          (v) If upon the expiration of any Interest Period, Borrower has failed to elect or confirm a new Interest Period, Borrower shall be deemed to have elected to convert such LIBOR Portion into a Prime Rate advance, effective as of the expiration date of such current Interest Period.

     8. Article V ("Security for Loans") is deleted. All collateral securing the Loan shall be released.

     9. Concurrently herewith, and as a condition to this Amendment, Borrower agrees to pay to Bank an extension fee of $25,000.

     10. Borrower covenants not to encumber any of the "Borrowing Base Properties" as defined in the Second Amended and Restated Line of Credit Agreement dated November 5, 2006.

     11. Guarantor acknowledges and consents to the amendments to the Loan Documents herein provided and agrees that the Guaranty shall continue and remain in full force and effect with respect to the Loan Documents as herein amended.

     12. Except as amended herein and in any other amendments executed in conjunction herewith, the Loan Documents shall remain in full force and effect.


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     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date stated in the first paragraph above.

                                        BORROWER:

                                        AGREE LIMITED PARTNERSHIP,
                                        a Delaware limited partnership


                                        By:  Agree Realty Corporation,
                                             a Maryland corporation
                                        Its: General Partner


                                        By: /s/ Richard A. Agree
                                            ------------------------------------
                                            Richard A. Agree
                                        Its: President


                                        31850 Northwestern Highway
                                        Farmington Hills, Michigan  48334

                                        GUARANTOR:

                                        AGREE REALTY CORPORATION


                                        By: /s/ Richard A. Agree
                                            ------------------------------------
                                            Richard A. Agree
                                        Its: President


                                        BANK:

                                        LASALLE BANK MIDWEST NATIONAL
                                        ASSOCATION, a national banking
                                        association


                                        By: /s/ Kathleen W. Bozek
                                            ------------------------------------
                                            Kathleen W. Bozek
                                        Its: Vice President


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